Accrued liabilities (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Payables and Accruals [Abstract]
Audit fees	$ 249	$ 260
Legal fees	104	2,075
General, administrative and other operating expenses	10,807	1,580
Vessel operating, voyage and dry docking expenses	33,662	14,984
Loan and interest rate swaps interest and financing fees	12,882	12,402
Other accrued liabilities	4,903	(0)
Income tax	(0)	71
Total Accrued Liabilities	$ 62,607	$ 31,372